SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ] Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                            FMS Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]  No fee required
  [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
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         (5) Total fee paid:
--------------------------------------------------------------------------------
  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement no.:
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         (3) Filing Party:
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         (4) Date Filed:
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

                           [FMS FINANCIAL LETTERHEAD]








March 25, 2004

Dear Fellow Stockholder:

         The Annual Meeting of Stockholders of FMS Financial Corporation (the "Corporation") will be held at the Riverton Country Club, Riverton, New Jersey on Thursday, April 29, 2004 at 10:30 a.m. Coffee and other refreshments will begin at 9:30 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will report on the operations of the Corporation. Directors and Officers of the Corporation will be present to respond to any questions stockholders may have.

         In addition to the election of directors, you will be asked to ratify the appointment of PricewaterhouseCoopers LLP, as the Corporation's auditors for the 2004 fiscal year. The Board of Directors has unanimously approved each of these proposals and recommends that you vote "FOR" them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

                                                   Sincerely,
                                                   FMS Financial Corporation

                                                   /s/Craig W. Yates

                                                   Craig W. Yates
                                                   President

--------------------------------------------------------------------------------
                            FMS FINANCIAL CORPORATION
                                  3 SUNSET ROAD
                          BURLINGTON, NEW JERSEY 08016
                                 (609) 386-2400
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 29, 2004
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of FMS Financial Corporation (the "Corporation"), will be held at the Riverton Country Club, Riverton, New Jersey on Thursday, April 29, 2004, at 10:30 a.m. for the following purposes:

         1.       To elect three directors; and

         2. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the Corporation for the 2004 fiscal year;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on March 11, 2004 are the stockholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/THOMAS M. TOPLEY

                                              THOMAS M. TOPLEY
                                              Secretary
Burlington, New Jersey
March 25, 2004


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                            FMS FINANCIAL CORPORATION
                                  3 SUNSET ROAD
                          BURLINGTON, NEW JERSEY 08016
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 29, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This proxy statement and the accompanying proxy card are being mailed to stockholders of FMS Financial Corporation (the "Corporation") on or about March 25, 2004 in connection with the solicitation by the Corporation's Board of Directors of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") to be held at the Riverton Country Club, Riverton, New Jersey on Thursday, April 29, 2004 at 10:30 a.m.

         All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal 1, (b) FOR Proposal 2 (ratification of independent accountants), and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Corporation written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

         WHETHER OR NOT YOU ATTEND THE MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOU ARE ASKED TO VOTE PROMPTLY BY SIGNING AND RETURNING THE ACCOMPANYING PROXY CARD. SHARES CAN BE VOTED AT THE MEETING ONLY IF YOU ARE REPRESENTED BY PROXY OR ARE PRESENT IN PERSON.

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                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on March 11, 2004 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting (the "Record Date"). On the Record Date, there were 6,486,877 shares of the Corporation common stock outstanding (the "Common Stock"). Each stockholder of record on the Record Date is entitled to one vote for each share held.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, as set forth in Proposal 1, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present, in person or represented by proxy, at a meeting and entitled to vote in the election of directors.

         As to the ratification of independent accountants as set forth in Proposal 2, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Unless otherwise required by law, Proposal 2 and any other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Corporation as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.


                                                                   Percent of
                                                                    Shares of
Name and Address                          Amount and Nature       Common Stock
of Beneficial Owner                    of Beneficial Ownership   Outstanding(%)
-------------------                    -----------------------   --------------

Craig W. Yates                               1,303,110(1)(2)           20.09
227 Cliff Avenue
Edgewater Park, New Jersey  08010

Frances E. Yates                               536,700(1)(3)            9.20
11 Norumbega Drive
Camden, Maine  04843

Roy D. Yates                                   973,435(4)              15.01
26 Navajo Road
E. Brunswick, NJ 08816

All Executive Officers and Directors         2,444,430(5)              37.68
as a Group (12 persons)

--------------
(1) Frances E. Yates is the sister of Craig W. Yates. Pursuant to Schedules 13D filed by each individual, each disclaims beneficial ownership of Common Stock owned by the other.
(2) Includes 32,300 shares held as custodian for a child. Excludes 210,000 shares owned by adult children. Craig W. Yates disclaims beneficial ownership of shares held by his adult children.
(3) The information as to Frances E. Yates is derived from a Schedule 13D, dated March 1, 2000. Frances Yates has direct ownership of 388,500 shares with sole voting and dispositive power. She also has shared voting and dispositive power for 148,200 shares held in trusts for her two sons. In addition, her former husband, Edward Ackerman, owns 60,000 shares. Mr. Ackerman disclaims beneficial ownership of any shares other than the 60,000 shares he owns.

(footnotes continue on next page)

---------------
(4) Roy D. Yates is the nephew of Craig W. Yates. Includes 746,079 shares held as Co-Executor of Estate of Charles B. Yates and 31,356 shares held by minor children of Mr. Roy D. Yates.
(5) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes options to purchase 39,000 shares of Common Stock that may be exercised within 60 days of the Record Date to purchase shares of Common Stock under the 1989 stock option plan. See "Proposal I - Election of Directors."

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Exchange Act, requires the Corporation's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Corporation with the Securities and Exchange Commission and to furnish the Corporation with copies of such reports. To the best of the Corporation's knowledge, all of the filings by the Corporation's directors and executive officers, with the exception of the filing of one Form 4 by Mr. Roy D. Yates, four Form 4's by Mr. Edward J. Staats, Jr. and one Form 5 by Mr. James E. Igo, were made on a timely basis during the 2003 fiscal year. Other than as disclosed in Principal Holders, the Corporation is not aware of any other beneficial owners, as defined in the Exchange Act Regulations, of more then ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year term, with approximately one-third of the directors elected each year. The Board of Directors currently consists of nine members, each of whom also serves as a director of Farmers and Mechanics Bank (the "Bank"). Three directors will be elected at the Meeting, to serve for a three-year term or until his or her successor has been elected and qualified.

         Roy D. Yates, George J. Barber and Dominic W. Flamini (the "Nominees") have been nominated by the Board of Directors for a term of three years. The Nominees currently serve as directors of the Corporation.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of the Nominees, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such person as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

         The following table sets forth the names, ages, terms of, and length of board service for the persons nominated for election as directors of the Corporation at the Meeting and each other director of the Corporation who will continue to serve as a director after the Meeting. Beneficial ownership of executive officers and directors of the Corporation, as a group, is set forth under the caption "Principal Holders."

                                                                                Shares of Common
                                                                               Stock Beneficially
                            Age at           Year First         Current            Owned as of
                         December 31,        Elected or         Term to             March 11,           Percent of
Name                         2003             Appointed         Expire               2004(1)            Class (%)
----                         ----             ---------         ------               -------            ---------
                                 BOARD NOMINEES FOR TERMS TO EXPIRE IN 2007
Roy D. Yates (2)              41                2000             2004                973,435              15.01
George J. Barber              82                1973             2004                 20,917                   (5)
Dominic W. Flamini            65                1986             2004                  1,100                   (5)

                                       DIRECTORS CONTINUING IN OFFICE
Edward J. Staats, Jr.         59                1996             2005                 10,000                   (5)
Mary Wells                    61                1998             2005                    610                   (5)
Craig W. Yates                61                1990             2005              1,303,110(3)           20.09
Joseph W. Clarke, Jr.         66                2001             2005                    200                   (5)
Vincent R. Farias             57                1996             2006                  4,525                   (5)
Wayne H. Page                 81                1954             2006                 40,588                   (5)

                               NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
James E. Igo                  47                                                      35,122(4)                (5)
Senior Vice President
and Senior Lending
Officer

Thomas M. Topley              43                                                      20,655(4)                  (5)
Senior Vice President
of Operations and
Corporate Secretary

-----------
(1) Except as otherwise noted below, includes certain stock owned by businesses in which the director is an officer or major stockholder or by spouses, or immediate family members, or as a custodian or trustee for minor children, over which shares the named individual effectively exercises sole or shared voting and investment power, unless otherwise indicated.
(2) Roy D. Yates is the nephew of Craig W. Yates. Includes 746,079 shares held as Co-Executor of Estate of Charles B. Yates.
(3) Excludes 210,000 shares owned by adult children. Craig W. Yates disclaims beneficial ownership of shares held by his adult children.
(4) Includes options to acquire 5,000 shares that may be exercised within 60 days of the record date for each of Mr. Igo and Mr. Topley.
(5)  Less than 1% of Common Stock outstanding.

Biographical Information

         The   principal   occupation  of  each  director  and  nominee  of  the
Corporation for the last five years is set forth below.

         Roy D. Yates serves as Chairman of the Board. Mr. Yates is a Professor of Electrical and Computer Engineering at Rutgers University in Piscataway, New Jersey.

         George J. Barber serves as a director of the Corporation. Previously, he was Chairman of the Board of the Corporation and was President of the Bank from 1973 until his retirement in 1986.

         Dominic W. Flamini is the President and owner of First U.S. Management Corporation, a real estate development and property management Corporation located in Moorestown, New Jersey. Mr. Flamini is a residential and commercial mortgage broker for the Avis Mortgage Group located in Haddon Township, New Jersey.

         Edward J. Staats, Jr. is the President of Staats Construction Co., Incorporated, a construction Corporation located in Edgewater Park, New Jersey. Mr. Staats is Superintendent of Bridges for Burlington County.

         Mary Wells is the President and Chief Executive Officer of Family Service of Burlington County.

         Craig W. Yates serves as President and Chief Executive Officer of the Corporation and the Bank. He became a director of the Bank in January 1990, a director of the Corporation in April 1990 and President of the Corporation and the Bank on December 31, 1990. In his capacity as President, Mr. Yates is responsible for the operations of the Corporation pursuant to the policies and procedures adopted by the Board of Directors.

         Joseph W. Clarke, Jr. is an attorney with Clarke Law Offices, PA located in Haddonfield, New Jersey.

         Vincent R. Farias is the President and owner of Farias Surf and Sport, a retail/rental establishment located in Beverly, New Jersey with facilities in several New Jersey coastal towns. Mr. Farias is a member of the Burlington County Board of Freeholders.

         Wayne H. Page serves as Vice Chairman of the Board. Mr. Page is the former owner of Page Funeral Home, Burlington, New Jersey, which he sold upon his retirement in 1986.

Meetings and Committees of the Board of Directors

         The Corporation is governed by a Board of Directors and various committees of the Board which meet regularly throughout the year. During the fiscal year ended December 31, 2003, the Board of Directors held 12 meetings. No director of the Corporation attended fewer than 75% of the total meetings of the Board of Directors and committee meetings on which such Board member served during this period.

         The Compensation Committee, currently composed of Directors Staats, Wells, Farias, Page, Flamini, Barber, Clarke and Roy D. Yates, who have been determined to be independent in accordance with the requirements of the Nasdaq Stock Market, meets at least annually to review and recommend salary increases and/or salary adjustments. The Compensation Committee met once during the year ended December 31, 2003.

         The Audit Committee currently consists of Directors Staats, Wells, Farias, Page, Flamini, Barber, Clarke and Roy D. Yates, who have been determined to be independent in accordance with the requirements of the Nasdaq Stock Market, and the Corporation's compliance and internal audit firm.

         The Audit Committee is responsible for recommending the appointment of the Corporation's independent accountants and meeting with such accountants with respect to the scope and review of the annual audit. Additional responsibilities of the Audit Committee are to ensure that the Board of Directors receives objective information regarding policies, procedures and activities of the Corporation with respect to auditing, accounting, internal accounting controls, financial reporting, regulatory matters and such other activities of the Corporation as may be directed by the Board of Directors. The Audit Committee met four times during the year ended December 31, 2003. The Board of Directors has not yet designated a member of the Audit Committee as an Audit Committee Financial Expert as no current members of the Audit Committee satisfy the criteria set forth in the Securities and Exchange Act.

         The Board of Directors has reviewed, assessed the adequacy of and approved a formal written charter for the Audit Committee. The full text of the Charter of the Audit Committee is attached as Appendix A to this proxy statement.

         Report of the Audit Committee. For the fiscal year ended December 31, 2003, the Audit Committee (i) reviewed and discussed the Company's audited financial statements with management, (ii) discussed with Company's independent auditor, PricewaterhouseCoopers LLP, all matters required to be discussed under Statement on Auditing Standards No. 61., and (iii) received from PricewaterhouseCoopers LLP disclosures regarding PricewaterhouseCoopers LLP's independence as required by Independence Standards Board Standard No. 1 and discussed with PricewaterhouseCoopers LLP its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

         Audit Committee:

                  Edward J. Staats
                  Vincent R. Farias
                  Wayne H. Page
                  George J. Barber
                  Dominic W. Flamini
                  Mary Wells
                  Roy D. Yates
                  Joseph W. Clarke, Jr.

Director Nomination Process

     The Nominating Committee consists of Directors Staats, Wells, Farias, Page, Flamini, Barber and Roy D. Yates. The Nominating Committee, which is a standing committee, met one time during the year ended December 31, 2003. As defined by Nasdaq, each member of the Committee is an independent director. The responsibilities of the members of the Nominating Committee are set forth in a charter, a copy of which is posted on the Corporation's web site at www.FMSbank.net.

     The Corporation does not currently pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The Committee's process for identifying and evaluating potential nominees includes soliciting recommendations from directors and officers of the Corporation and its wholly-owned subsidiary, Farmers and Mechanics Bank. Additionally, the Committee will consider persons recommended by stockholders of the Corporation in selecting the Committee's nominees for election. There is no difference in the manner in which the Committee evaluates persons recommended by directors or officers and persons recommended by stockholders in selecting Board nominees.

         In order for nominations by stockholders to be voted upon at an annual meeting, the nomination(s) must be in writing and delivered to the secretary of the Corporation at least 30 days nor more than 60 days prior to the date of the annual meeting. However, if less than 31 days notice of the meeting is given to stockholders, such written notice shall be delivered or mailed to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. Notice to the Corporation of such nominations must include certain information required pursuant to the Corporation's Certificate of Incorporation. A copy of the Certificate of Incorporation may be obtained by writing to the Secretary of the Corporation at FMS Financial Corporation, 3 Sunset Road, Burlington, New Jersey 08016. In addition, the Committee believes potential directors should be knowledgeable about the business activities and market areas in which the Corporation and its subsidiaries engage.

Stockholder Communications

         The Board of Directors does not have a formal process for stockholders to send communications to the Board. In view of the infrequency of stockholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications received by the Corporation from stockholders are shared with the full Board no later than the next regularly scheduled Board meeting. In addition, stockholders may communicate with the Board of Directors via electronic mail correspondence. The Board encourages, but does not require, directors to attend the annual meeting of stockholders. All of the Board's members attended the 2003 annual meeting of stockholders.

--------------------------------------------------------------------------------
                  DIRECTORS AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Directors' Compensation

         For 2003, Directors received $12,000 for serving as Directors of the Corporation and the Bank. The President does not receive director fees or fees for attendance at Board or committee meetings. The Chairman of the Board received $6,000 in addition to directors fees for serving as Chairman for fiscal year ended December 31, 2003. Total fees paid to directors for the fiscal year ended December 31, 2003 were $105,000.

Executive Compensation

         The following table sets forth the cash and non-cash compensation awarded to the chief executive officer and other named executive officers who served in such capacity during such period and received total cash compensation in excess of $100,000 for each of the three years ended December 31, 2003.

                                                   Annual Compensation              All Other
Name and Principal Position                 Year     Salary ($)   Bonus ($)       Compensation ($)
---------------------------                 ----     ----------   ---------       ----------------

Craig W. Yates                              2003     205,000      10,250             9,048(1)
President and CEO                           2002     205,000      10,000                76
                                            2001     207,068      10,250                99

James E. Igo                                2003     100,451      12,000             4,679(1)
Senior Vice President and Senior Lending    2002      94,904      15,000             5,099(2)
Officer                                     2001      90,438      10,000                66

Thomas M. Topley                            2003      99,147       8,000             5,423(1)
Senior Vice President of Operations and     2002      94,904      10,000             2,596(3)
Corporate Secretary                         2001      90,129       9,900                66

----------------
(1) Includes the values of the Corporation matching contribution to the 401(k) retirement plan.
(2)  Includes $5,059 paid for unused vacation.
(3)  Includes $2,588 paid for unused vacation.

                          AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                 AND FISCAL YEAR END OPTION/SAR VALUES
                          ---------------------------------------------------
                           Number of Securities
                          Underlying Unexercised          Value of Unexercised
                               Options/SARs            in-the-Money Options/SARs
                            at Fiscal Year-End            at Fiscal Year-End
                                    (#)                          ($)
           Name          Exercisable/Unexercisable     Exercisable/Unexercisable
           ----          -------------------------     -------------------------

James E. Igo (1)               5,000 / --                 $40,000 / $ --
Thomas M. Topley (1)           5,000 / --                 $40,000 / $ -

-------------
(1) Based upon an exercise price of $10.00 per share and the closing market price of $18.00 as of December 31, 2003.

Compensation Committee, Interlocks and Insider Participation

         The Corporation's Compensation Committee serves as the Compensation Committee for executive officers of the Corporation and the Bank. George J. Barber, a director and member of the Compensation Committee, served as President of the Bank from 1973 until his retirement in 1986.

         No member of the Committee is, or was during 2003, an executive officer of another Corporation whose board of directors has a comparable committee on which one of the Corporation's executive officers serves. None of the executive officers of the Corporation is, or was during 2003, a member of a comparable compensation committee of a Corporation of which any of the directors of the Corporation is an executive officer.

Report of the Compensation Committee on Executive Compensation

         The Corporation's executive officers consist of Craig W. Yates (President and Chief Executive Officer), Channing L. Smith (Vice President and Chief Financial Officer), James E. Igo (Senior Vice President and Senior Lending Officer) and Thomas M. Topley (Senior Vice President of Operations and Corporate Secretary). The Compensation Committee of the Corporation determines the compensation of the executive officers. This committee meets at the end of each year to determine the level of any salary increase to take effect as of the beginning of the following year. The committee also approves any perquisites payable to these executive officers. All of the directors, except Craig W. Yates, serve on the Compensation Committee.

         The committee determines the level of salary increase, if any, to take effect on January 1, of the following year after reviewing various published surveys of compensation paid to executives performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable institutions in and around the Corporation's market area. Although the committee did not set compensation levels for executive officers based on whether particular financial goals had been achieved by the Corporation, the committee did consider the overall profitability of the Corporation when making these decisions. With respect to each particular executive officer, his or her particular contributions to the Corporation over the past year are also evaluated.

         The committee believes that the Corporation's performance in any short term period may vary greatly depending on general economic trends and market forces beyond the reasonable ability of any person or institution to predict or foresee. The committee does not, therefore, attempt to follow any strict relationship between the immediate performance of the Bank and the Chief Executive Officer's and other officers' compensation.

         Compensation Committee:

                  Dominic W. Flamini
                  George J. Barber
                  Wayne H. Page
                  Edward Staats
                  Vincent R. Farias
                  Mary Wells
                  Roy D. Yates
                  Joseph W. Clarke, Jr.

Stock Performance Graph

         The following graph compares the cumulative total shareholder return of the Common Stock of the Corporation with that of (a) the total return index for domestic companies listed on the Nasdaq Stock Market and (b) the total return index for banks listed on the Nasdaq Stock Market. These total return indices of the Nasdaq Stock Market are computed by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 at the market close on December 31, 1998 and the reinvestment of dividends when paid. The graph provides comparisons at the end of the fiscal years of the Corporation.

         There can be no assurance that the Corporation's stock performance will continue into the future with the same or similar trends depicted in the graph below. The Corporation will not make nor endorse any predictions as to future stock performance.

                               [GRAPHIC OMITTED]

===================================================================================================================
                             12/31/98       12/31/99       12/31/00        12/31/01       12/31/02       12/31/03
-------------------------------------------------------------------------------------------------------------------
CRSP Nasdaq U.S. Index           $100           $185           $112           $  91          $  61          $  92
-------------------------------------------------------------------------------------------------------------------
CRSP Nasdaq Bank Index            100             96            110             116            122            157
-------------------------------------------------------------------------------------------------------------------
FMS Financial                     100            106            101             102            156            211
===================================================================================================================

Benefits

         Retirement Plans. The Corporation, through the Bank, sponsors a non-contributory pension plan (the "Pension Plan") for all full-time employees who have completed one year of service and have attained the age of 21. The Pension Plan is a defined benefit plan which provides for monthly payments to, or on behalf of, each covered employee, based upon the employee's average monthly earnings for the participant's three highest consecutive years ("average compensation"). Benefits are payable at the employee's Normal Retirement Date. Benefits are reduced for participants who have less than 35 years of service at their Normal Retirement Date. The amount of a participant's monthly normal retirement benefit is equal to 65% of the participant's average monthly compensation plus 22.5% of such monthly earnings in excess of his level of Social Security covered compensation. Under the Pension Plan, the Bank makes annual contributions to fund the benefits computed on an actuarial basis. The total pension contribution for the fiscal year ended December 31, 2003 was $789,000. Participants' benefits become 100% vested upon the completion of five years of service with the Corporation. As of December 31, 2003, Craig W. Yates, James E. Igo and Thomas M. Topley each had 13 years of service credited under the Pension Plan.

         The following table illustrates the annual pension benefits (assuming normal retirement during 2003) at age 65 under the Pension Plan at various levels of compensation and years of service. Such amounts are in addition to benefits payable under Social Security. For 2003, the maximum benefit payable under the Pension Plan was $160,000.

                        Benefits Based on 35 Year Service Requirement
                              and Normal Retirement During 2003
               ------------------------------------------------------------------------

                         Years of Service at Normal Retirement Date
Final Average  ------------------------------------------------------------------------
Compensation      5          10        15         20         25         30        35
                ------     ------    ------     ------    -------    -------   -------

    $ 50,000     4,804      9,607    14,411     19,214     24,018     28,821    33,625
      75,000     7,929     15,857    23,786     31,714     39,643     47,571    55,500
     100,000    11,054     22,107    33,161     44,214     55,268     66,321    77,375
     125,000    14,179     28,357    42,536     56,714     70,893     82,071    99,250
     150,000    17,304     34,607    51,911     69,214     86,518    103,821   121,125
     175,000    20,429     40,856    61,286     81,714    102,143    122,571   143,000
     200,000    23,554     47,107    70,661     94,214    117,678    141,321   160,000


Certain Relationships and Related Transactions

         The Bank, like many financial institutions, grants loans to its officers and directors. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Corporation. Savings institutions are permitted to make loans to executive officers, directors and principal shareholders ("insiders") on preferential terms, provided the extension of credit is made pursuant to a benefit or compensation program of the Bank that is widely available to employees of the Bank or its affiliates and does not give preference to any insider over other employees of the Bank or affiliate. The Bank maintains a benefits program whereby mortgage loans are offered to all employees and directors at a discount of the then-prevailing rate at the time of grant. This rate is only available during the term of the employee's employment or the director's board membership. Upon termination, resignation or retirement, the rate reverts to the market rate that existed at the time the loan is granted. All other loans to insiders have been made in the ordinary course of business, and on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, nor present other unfavorable features.

         Set forth below is certain information relating to loans made on preferential terms to executive officers and directors of the Corporation and its subsidiaries whose total aggregate loan balances exceeded $60,000 at any time during the year ended December 31, 2003.


                                                                              Highest                            Prevailing
                                                                              Unpaid                              Market
                                                                              Balance      Balance    Interest    Interest
                                                  Date     Original Loan       Since          at        Rate     Rate at Date
Name and Position          Loan Type           Originated     Amount          12/31/02     12/31/03    Paid %    Originated (%)
-----------------          ---------           ----------     ------          --------     --------    ------    --------------
Dominic W. Flamini         First Mortgage on
Director                   primary residence    11/01/02        445,000        445,000     445,000     5.625         6.625
George J. Barber           First mortgage on
Director                   primary residence    01/27/88        257,000        200,146           0     5.875         7.125
James E. Igo               (a) First mortgage
Senior Vice President      on primary           08/01/03        169,000        169,000     162,913     3.625         4.625
and Senior Lending         residence
Officer
                           (b) Equity Reserve   11/09/01         75,000         62,419           0     3.000         4.000

Channing L. Smith          (a) First mortgage
Vice President and Chief   on primary           08/09/02        120,000        119,595     117,786     4.750         5.750
Financial Officer          residence
                           (b) Equity Reserve   02/23/95         31,000              0           0     3.000         4.000

Thomas M. Topley           First Mortgage on    04/08/03        200,000        200,000     175,596     3.750         4.750
Senior Vice President of   primary residence
Operations and
Corporate Secretary

--------------------------------------------------------------------------------
             PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         PricewaterhouseCoopers LLP was the Corporation's independent accountant for the 2003 fiscal year. The Board of Directors has appointed PricewaterhouseCoopers LLP to be its auditors for the fiscal year ending December 31, 2004, subject to ratification by the Corporation's stockholders. The engagement of PricewaterhouseCoopers LLP was approved in advance by the Audit Committee. A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         Audit Fees. The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual consolidated financial statements and for the review of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q for the fiscal years ended December 31, 2003 and 2002 were $99,000 and $87,000, respectively.

         Audit Related Fees. The aggregate fees billed by PricewaterhouseCoopers LLP for assurance and related services related to the audit of the annual financial statements and to the review of the quarterly financial statements for the years ended December 31, 2003 and 2002 were $22,000 and $15,900, respectively, and consisted mainly of audits of employee benefit plans.

         Tax Fees. The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for tax compliance, tax advice or tax planning for the year ended December 31, 2003 were $4,750. There were no fees billed by PricewaterhouseCoopers LLP for professional services rendered for tax compliance, tax advice or tax planning for the year ended December 31, 2002.

         All Other Fees. There were no fees billed by PricewaterhouseCoopers LLP for professional services rendered for services or products other than those listed under the captions "Audit Fees," "Audit-Related Fees," and "Tax Fees" for the years ended December 31, 2003 and 2002.

         The Audit Committee has not adopted any pre-approval policies and procedures for audit and non- audit services to be performed by the independent auditors. Such services are approved in advance by the Audit Committee itself. No services were approved pursuant to the de minimus exception of the Sarbanes-Oxley Act of 2002.

         Ratification   of  the   appointment  of  the  auditors   requires  the
affirmative vote of a majority of the votes cast by the stockholders of the Corporation at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as the Corporation's auditors for the 2004 fiscal year.

--------------------------------------------------------------------------------
                    2004 ANNUAL MEETING STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Corporation's proxy statement for the annual meeting of stockholders to be held in 2005, all stockholder proposals must be submitted to the Secretary of the Corporation at its offices at 3 Sunset Road, P.O. Box 397, Burlington, New Jersey 08016, on or before November 25, 2004. Under the Certificate of Incorporation, stockholder proposals not included in the Corporation's 2004 proxy statement, in order to be considered for possible action by stockholders at the 2005 annual meeting of stockholders, must be submitted to the Secretary of the Corporation, at the address set forth above by March 30, 2005. In addition, stockholder proposals must meet other applicable criteria set forth in the Certificate of Incorporation of the Corporation in order to be considered at the 2005 annual meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors does not know of any other matters that are likely to be brought before the Annual Meeting. If any other matters, not now known, properly come before the meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The cost of soliciting proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Corporation may solicit proxies personally or by facsimile or telephone without additional compensation.

--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE (EXCLUDING EXHIBITS) TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, FMS FINANCIAL CORPORATION, 3 SUNSET ROAD, BURLINGTON, NEW JERSEY 08016.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/THOMAS M. TOPLEY

                                              THOMAS M. TOPLEY
                                              Secretary


Burlington, New Jersey
March 25, 2004

                                                                      APPENDIX A

                             AUDIT COMMITTEE CHARTER
                            FMS Financial Corporation
                            Farmers & Mechanics Bank
                           Revised as of January 2004


MISSION STATEMENT

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

o Monitor the integrity of the Bank's financial reporting process and systems of internal controls regarding finance, accounting, risk management and regulatory compliance.
o Monitor the independence and performance of the Bank's independent auditors and outsourced internal auditing department.
o Provide an avenue of communication among the independent auditors, management, the outsourced internal auditing department and the Board of Directors.

To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Audit Committee membership.

COMMITTEE COMPOSITION

The Audit Committee and its members shall meet all applicable requirements of the National Securities Exchange or National Securities Association on which the corporation is listed, or shall have received an exemption there from.

The audit committee will consist of at least three and no more than seven members of the Board of Directors. The Board nominating committee will appoint committee members and the committee chair.

Each committee member will be both independent and financially literate. No committee member shall simultaneously serve on the audit committees of more than two other public companies.

MEETINGS

The committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. All committee members are expected to attend each meeting. The committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will meet periodically, with management, internal, and external auditors and separately in executive session with internal auditors and with external auditors. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared and approved by the committee at the next scheduled meeting.

ROLES AND RESPONSIBILITIES

The committee will carry out the following responsibilities:

Financial Statements
--------------------

1. Review significant accounting and reporting issues and understand their impact on the financial statements. These issues include:

     o    Complex or unusual transactions and highly judgmental areas
     o Major issues regarding accounting principles and financial statement presentations, including any significant changes in the Bank's selection or application of accounting principles
     o The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Bank

2. Review analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

3. Review with management and the external auditors the results of the audit, including any difficulties encountered. This review will include any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management.

4. Discuss the annual audited financial statements and quarterly financial statements with management and the external auditors, including the Bank's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

5. Review disclosures made by the CEO and the CFO during the Forms 10-K and 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the Bank's internal controls.

6. Discuss earnings press releases (particularly use of "pro-forma," or adjusted" non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies. This review may be general (i.e., the types of information to be disclosed and the type of presentations to be made). The Audit Committee Chairman should discuss with the external auditors each release in advance.

Internal Control
----------------

1. Consider the effectiveness of the Bank's risk management program and internal control system, including information technology security and control.

2. Understand the scope of internal and external auditors' review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management's responses.


Internal Audit
--------------

1. Review with management and the outsourced internal audit department, the committee charter, audit schedule and approach, recommendation follow-up matrix, staffing and organizational structure of the internal audit function.

2. Ensure there are no unjustified restrictions or limitations, and review and concur in the appointment, replacement or dismissal of the outsourcing firm providing the internal audit services.

3. Review the effectiveness of the internal audit function, including the audit risk assessment and compliance with internal audit policy and procedures manual.

4. On a periodic basis, meet separately with internal audit to discuss any matters that the committee or internal audit believes should be discussed privately.


External Audit
--------------

1.   Review  the  external   auditors'  audit  scope  and  approach,   including
     coordination of audit effort with internal audit.

2. Review the performance of the external auditors, and exercise final approval on the appointment or discharge of the auditors. In performing this review, the committee will:

     o At least annually, obtain and review a report by the independent auditor describing the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the Bank.
     o    Take into account the opinions of management and internal audit.
     o    Review and evaluate the lead partner of the independent auditor.
     o Present its conclusions with respect to the external auditor to the Board.

3. Ensure the rotation of the lead audit partner every five years and other audit partners every seven years.

4. Present its conclusions with respect to the independent auditor to the full Board.

5. On a regular basis, meet separately with the external auditors to discuss any matters that the committee or auditors believe should be discussed privately.

6. Review and discuss with the independent accountants, as may be required by law or regulation, (1) all critical accounting policies and practices to be used; (2) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications or the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountant, and; (3) other material written communications between the independent accountant and management, such as any management letter or schedule of unadjusted differences.

Compliance
----------

1. Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) of any instances of noncompliance.

2. Establish procedures for: (1) The receipt, retention, and treatment of complaints received by the listed issuer regarding accounting, internal accounting controls or auditing matters; and (2) the confidential, anonymous submission by employees of the listed issuer of concerns regarding questionable accounting or auditing matters.

3. Review the findings of any examinations by regulatory agencies, and any auditor observations.

4. Review the process for communicating the code of conduct to Bank personnel, and for monitoring compliance therewith.

5. Obtain regular updates from management and Bank legal counsel regarding compliance matters.


Reporting Responsibilities
--------------------------

1. Regularly report to the Board of Directors about committee activities and issues that arise with respect to the quality or integrity of the Bank's financial statements, and Bank's compliance with legal or regulatory requirements, the performance and independence of the Bank's independent auditors, and the performance of the internal audit function.

2. Provide an open avenue of communication between internal audit, the external auditors, and the Board of Directors.

3.   Report   annually  to  the   shareholders,   describing   the   committee's
     composition, responsibilities and how they were discharged, and any other information required by rule, including approval of non-audit services.

4. Review any other reports the Bank issues that relate to committee responsibilities.

Other Responsibilities
----------------------

1. Discuss with management the Bank's major policies with respect to risk assessment and risk management.

2. Perform other activities related to this charter as requested by the Board of Directors.

3.   Institute and oversee special investigations as needed.

4.   Review  and  assess  the  adequacy  of  the  committee   charter  annually,
     requesting Board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

5. Confirm annually that all responsibilities outlined in this charter have been carried out.

6. Evaluate the committee's and individual members' performance at least annually.



This Audit Committee Charter was presented and approved by the Audit Committee and the Board of Directors of FMS Financial Corporation on February 24, 2004.





/s/ George J. Barber                               /s/ Roy D. Yates
-----------------------------                      -----------------------------
George J. Barber                                   Roy D. Yates
Audit Committee Chairman                           Chairman of the Board

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                            FMS FINANCIAL CORPORATION
                                  3 SUNSET ROAD
                          BURLINGTON, NEW JERSEY 08016
                                 (609) 386-2400
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 29, 2004
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of the Corporation, or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of FMS Financial Corporation (the "Corporation") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Riverton Country Club, Riverton, New Jersey, on Thursday, April, 29, 2004, at 10:30 a.m., and at any and all adjournments thereof, as follows:

                                                   VOTE      VOTE
                                                   FOR      WITHHELD
                                                   ---      --------

1.       To elect as directors all nominees
         listed below for three-year terms
         (except as marked to the contrary):       |_|       |_|

         Roy D. Yates
         George J. Barber
         Dominic W. Flamini

         INSTRUCTIONS: To withhold your vote for any individual nominee, insert
         ------------
         that nominee's name on the line provided below.

--------------------------------------------------------------------------------

                                                   FOR      AGAINST    ABSTAIN
                                                   ---      --------   --------

2.       To ratify the appointment of
         PricewaterhouseCoopers LLP as
         auditors for the Corporation
         for the 2004 fiscal year.                 |_|         |_|        |_|


In their discretion, such attorneys and proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournments thereof.

The Board of Directors recommends a vote "FOR" each of the listed proposals.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY, IF EXECUTED, WILL BE VOTED FOR EACH OF THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

         The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of Notice of the Meeting, a Proxy Statement dated March 25, 2004, and a 2003 Annual Report.

         Please sign exactly as your name appears on the envelope in which this Proxy Card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please check box if you are planning to attend Meeting  |_|

NOTE: IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.


                                      ------------------------------------------
                                      PRINT NAME OF STOCKHOLDER


                                      ------------------------------------------
                                      SIGNATURE OF STOCKHOLDER


                                      ------------------------------------------
                                      PRINT NAME OF STOCKHOLDER


                                      ------------------------------------------
                                      SIGNATURE OF STOCKHOLDER




                                      Date:
                                              ----------------------------------


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------